                                                                    Exhibit 23.1

          CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 22, 1999 with respect to the financial statements of Egreetings Network, Inc. included in its Form S-1/A (No. 333-88595) as filed December 16, 1999 with Securities and Exchange Commission.


/s/ Ernst & Young LLP
-------------------------------
Ernst & Young LLP

Walnut Creek, California
March 3, 2000